The Huntington Funds
Huntington Balanced Allocation Fund
Huntington Conservative Allocation Fund
Huntington Growth Allocation Fund
Supplement to current Prospectus dated August 1, 2009

Effective on or about September 4, 2009, the Huntington Balanced Allocation Fund, Huntington Conservative Allocation Fund and Huntington Growth Allocation Fund (each, a “Fund” or together, the “Funds”) will activate their 12b-1 plan.  The activation of the 12b-1 plan will not increase the fees and expenses you would pay to hold Fund shares through July 31, 2010 since the Advisor has contractually agreed to waive and/or reimburse expenses of the Funds to the extent necessary in order to limit each Fund’s expenses to not more than 1.90% through that date.  After July 31, 2010, the expense limitation may be terminated or revised.

Accordingly, please delete the following footnote from the Funds’ fee tables:

“****The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may be subject to an annual 12b-1 Fee of up to 0.25%.  However, no such fee is currently charged to the Fund.”

September 4, 2009

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